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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 21, 2000


                       AMERIQUEST MORTGAGE SECURITIES INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                  333-94443                33-0885129
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                               92868
------------------                                               -----
(Address of Principal                                           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (714) 541-9960

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                          Item 601(a) of
                          Regulation S-K
Exhibit No.               Exhibit No.                  Description
-----------               -----------                  -----------

1                         5.1                          Opinion and Consent of
                                                       Thacher Proffitt & Wood.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            AMERIQUEST MORTGAGE SECURITIES INC.


                                            By:      /s/ John P. Grazer
                                               ----------------------------
                                            Name:   John P. Grazer
                                            Title:  Chief Financial Officer


Dated:  June 21, 2000

                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.                    Description
------            -----------                    -----------

1                 5.1                            Opinion and Consent of Counsel